UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ritchie Bros. Auctioneers Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Ritchie Bros. Auctioneers Incorporated Meeting Notice 01H45E Fold Fold IMPORTANT ANNUAL AND SPECIAL MEETING INFORMATION Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 7, 2019 We are using the U.S. “notice-and-access” system for delivery of the proxy materials relating to this year’s annual and special meeting of shareholders. Under Securities and Exchange Commission rules, instead of receiving a paper copy of the proxy materials you are receiving this notice that the proxy materials for the annual and special meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or email copy. The items to be voted on and the location of the annual and special meeting are on the reverse side. Your vote is important! This communication is not a form for voting, it presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, proxy card and annual report to shareholders (Form 10-K) are available at: www.envisionreports.com/RitchieBros-2019-AGSM Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view the proxy materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/RitchieBros-2019-AGSM to view the proxy materials. Step 2: Click on Cast Your Vote. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. You may also access our proxy materials in the investor relations section of our website at www.rbauction.com/investors and under our issuer profile at www.sedar.com and www.sec.gov/edgar.com . When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Paper or Email Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a paper or email copy. Please make your request for a paper or email copy as instructed on the reverse side on or before April 24, 2019 to facilitate timely delivery. You will not otherwise receive a paper or email copy of the proxy materials. Vote by Internet • Go to www.envisionreports.com/RitchieBros- 2019-AGSM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website : R B A Q

Ritchie Bros. Auctioneers Incorporated Meeting Notice Ritchie Bros. Auctioneers Incorporated (the “Company”) Annual and Special Meeting of Shareholders will be held on May 7, 2019 at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada at 11:00 a.m. Pacific Daylight Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations, where applicable. The Board of Directors recommends that you vote FOR the following proposals. 1. Election of Directors. Nominees: Ravi K. Saligram Kim Fennell Sarah Raiss Beverley Briscoe Amy Guggenheim Shenkan Christopher Zimmerman Robert G. Elton Erik Olsson 2. Appointment of Ernst & Young LLP as Auditors of the Company for the ensuing year and authorizing the Audit Committee to fix their remuneration. 3. Approval, on an advisory basis, of a non-binding advisory resolution accepting the Company’s approach to executive compensation. 4. Approval of Amendment No. 1 to the Company’s Amended and Restated Stock Option Plan to increase the maximum number of common shares of the Company reserved for issuance under the plan by an additional 5,200,000 common shares. 5. Approval of Amendment No. 2 to the Company’s Senior Executive Performance Share Unit Plan (the “Executive PSU Plan”) to increase the maximum aggregate number of common shares of the Company reserved for issuance under the Executive PSU Plan and the Company’s Employee Performance Share Unit Plan (the “Employee PSU Plan” and together with the Executive PSU Plan, the “PSU Plans”) by an additional 1,300,000 common shares. 6. Approval of Amendment No. 2 to the Employee PSU Plan to increase the maximum aggregate number of common shares of the Company reserved for issuance under the PSU Plans by an additional 1,300,000 common shares. 7. Approval of Amendment No. 1 to the Company’s Amended and Restated Senior Executive Restricted Share Unit Plan (the “Executive RSU Plan”), to increase the maximum aggregate number of common shares of the Company reserved for issuance under the Executive RSU Plan and the Company’s Amended and Restated Employee Restricted Share Unit Plan (the “Employee RSU Plan” and together with the Executive RSU Plan, the “RSU Plans”) by an additional 500,000 common shares. 8. Approval of Amendment No. 1 to the Employee RSU Plan to increase the maximum aggregate number of common shares of the Company reserved for issuance under the RSU Plans by an additional 500,000 common shares. 9. Approval of the Company’s Amended and Restated Shareholder Rights Plan dated as of February 27, 2019 between the Company and Computershare Investor Services, Inc. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by telephone or request a paper copy of the proxy materials to receive a proxy card. Your online vote or completed proxy card must be received by 11:00 a.m. (Pacific Daylight Time) on May 3, 2019. If you wish to attend and vote at the meeting, please bring this notice with you. If you wish to appoint a person to attend and vote at the meeting on your behalf, please follow the instructions online or on the proxy card to appoint such person. For directions and additional information regarding attending the meeting, please consult the proxy materials or contact Investor Relations at www.rbauction.com/investors. Here’s how to order a paper or email copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the telephone, the Internet or email options following the instructions below. If you request an email copy of current proxy materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/RitchieBros-2019-AGSM. Click Cast Your Vote. Follow the instructions to log in and order a paper or email copy of the current proxy materials and submit your preference for email or paper delivery of future proxy materials. g Telephone – Call us free of charge at 1-866-962-0498 and follow the instructions to log in and order a paper or email copy of the proxy materials by mail for the current meeting. You can also submit a preference to receive a paper or email copy for future meetings. g Email – Send email to service@computershare.com with “Proxy Materials Ritchie Bros. Auctioneers Incorporated.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you want either a paper or email copy of current proxy materials. You can also state your preference to receive a paper or email copy for future meetings. To facilitate timely delivery, all requests for a paper or email copy of the proxy materials must be received on or before April 24, 2019. 01H46E